UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22856

Goldman Sachs MLP Income Opportunities Fund

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Stephen H. Bier, ESQ.
Goldman, Sachs & Co.	Allison M. Fumai, ESQ.
200 West Street	Dechert LLP
New York, New York 10282	1095 Avenue of the Americas
New York, NY 10036-6797

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: November 30

Date of reporting period: November 30

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Closed-End Funds

Annual Report	November 30, 2013

MLP Income Opportunities Fund

Goldman Sachs MLP Income Opportunities Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Investment Process	2

Portfolio Management Discussion and Performance Summaries	3

Schedule of Investments	6

Financial Statements	7

Financial Highlights	10

Notes to Financial Statements	12

Report of Independent Registered Accounting Firm	20

Other Information	21

Privacy Notice	28

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Fund, please see the Fund’s Prospectus.

The Goldman Sachs MLP Income Opportunities Fund invests primarily in master limited partnership (“MLP”) investments. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to numerous factors, including the prospects of individual companies, particular sectors and/or general economic conditions. Investments in MLPs are subject to certain additional risks, including risks related to limited control and limited rights to vote, potential conflicts of interest, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to force sales at undesirable times or prices. MLPs are also subject to risks relating to their complex tax structure, including the risk that a distribution received from an MLP is treated as a return of capital, which may increase the Fund’s tax liability and require the Fund to restate the character of its distributions and amend shareholder tax reporting previously issued, and the risk that an MLP could lose its tax status as a partnership, resulting in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund. The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a regular corporation, or “C” corporation, involves complicated accounting, tax and valuation issues. Many MLPs in which the Fund invests operate facilities within the energy sector and are also subject to risks affecting that sector. Because the Fund concentrates its investments in the energy sector, the Fund is subject to greater risk of loss as a result of adverse economic, business or other developments affecting industries within that sector than if its investments were more diversified across different industries. The Fund may invest in private investment in public equities (“PIPEs”) which may be deemed illiquid. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund is non-diversified and may invest a larger percentage of its assets in fewer issuers than diversified funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”) and the Fund cannot predict whether its shares will trade at, below or above NAV or the initial public offering price. The Fund is subject to leverage risk, which involves risks and special considerations including the likelihood of greater volatility of NAV, market price and dividend rate of the shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce returns; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the shares. The Fund’s investments in derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable investments in MLPs to be sold at an advantageous time or without a substantial drop in price. Master limited partnerships are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

What Differentiates Goldman Sachs’ MLP Income Opportunities Fund Investment Process?

The MLP Income Opportunities Fund (the “Fund”) seeks a high level of total return with an emphasis on current distributions to shareholders. The Fund seeks to achieve its investment objective by investing primarily in Master Limited Partnerships (“MLPs”). We seek to invest in quality companies with well located assets (exposed to what we believe are favorable commodities and geographies), strong balance sheets, and experienced management teams. We view an MLP as a company, not just a collection of assets, as we emphasize cash flow based valuation metrics and focus on balance sheet liabilities. We seek to avoid being overly myopic by assessing the entire energy value chain (from producers to users) to estimate the impact on midstream assets.

■	To capture the full energy chain, we analyze energy production and user trends that ultimately impact income opportunities.

■	We rigorously assess companies on both the asset and equity level.

■	Macro Trend Analysis

First, we analyze overall energy trends through capital spending shifts and drilling trends, in addition to regional supply and demand imbalances.

■	Top-Down Sector Selection

Second, we establish the impact of macro and regional trends on energy infrastructure.

■	Bottom-Up Security Selection

Finally, we select names by evaluating a company’s management, assets, expected returns and technicals.

■	Our team of MLP dedicated investment professionals includes lead portfolio managers averaging 10 years of investment experience.

■	Ability to leverage energy-related resources across GSAM Equity, Fixed Income and Commodity groups, as well as utilize risk management resources.

■	Unique investment approach stemming from a more holistic view across the extremes of the energy value chain, corporate access, broader valuation understanding, and resource advantages.

PORTFOLIO RESULTS

Goldman Sachs MLP Income Opportunities Fund

The Goldman Sachs MLP Income Opportunities Fund (the “Fund”), which launched on Tuesday, November 26, 2013, has only just begun investing the proceeds from its initial public offering and as such, as of Friday, November 29, 2013, the last business day of the Fund’s fiscal year end, there is a significant portion of the portfolio in a money market fund. As a result, there is no commentary to report herein. The Fund seeks a high level of total return with an emphasis on current distributions to shareholders.

FUND BASICS

Goldman Sachs MLP Income Opportunities Fund

as of November 30, 2013

FUND SNAPSHOT
As of November 30, 2013
Market Price[1]	$20.00
Net Asset Value (NAV)[1]	$19.06
Premium/Discount to NAV[2]	4.93%
Leverage[3]	0.00%

[1]	The Market Price is the price at which the Fund’s common shares are trading on the NYSE. The Market Price of the Fund’s common shares will fluctuate and, at the time of sale, common shares may be worth more or less than the original investment or the Fund’s then current Net Asset Value (NAV). The NAV is the market value of one share of the Fund. This amount is derived by dividing the total value of all the securities in the fund’s portfolio, less any liabilities, by the number of fund shares outstanding. The Fund cannot predict whether its common shares will trade at, above or below NAV. Shares of closed-end investment companies frequently trade at a discount from their NAV, which may increase investors’ risk of loss.

[2]	The premium/discount to NAV is calculated as the market price divided by the net asset value of the Fund minus 1, expressed as a percentage. If this value is positive, the Fund is trading at a premium to its NAV. If the value is negative, the Fund is trading at a discount to its NAV.

[3]	The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. The Fund intends to use leverage through a credit facility representing approximately 20% of the Fund’s Managed Assets (as defined in the Fund’s Prospectus), but reserves the right to leverage to the extent permitted by the Investment Company Act of 1940.

PERFORMANCE REVIEW
November 26, 2013– November 30, 2013	Fund Total Return (based on NAV)[4]	Fund Total Return (based on Market Price)[4]
Common Share	-0.21%	4.71%

[4]	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent daily returns. Closed-end funds, unlike open-end funds, are not continuously offered. Once issued in a public offering, shares of closed-end funds are traded in the open market through a stock exchange.

FUND BASICS

HOLDINGS AS OF 11/30/13
Holding	% of Net Assets	Line of Business
Dynagas LNG Partners LP	0.0%	Marine Transportation and Services
Sprague Resources LP	1.1%	Liquids, Pipelines & Terminalling
SSgA US Government Money Market Fund	100.3%	Investment Company

The above allocation as of November 30, 2013 does not depict the expected allocations as the Fund is in the process of investing proceeds from its initial public offering.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Schedule of Investments

November 30, 2013

Shares	Description	Value
Common Stocks – 1.1%
Liquids, Pipelines & Terminalling – 1.1%
500,000	Sprague Resources LP	$8,615,000

Marine Transportation and Services – 0.0%
9,500	Dynagas LNG Partners LP	178,125

TOTAL COMMON STOCKS
(Cost $8,791,470)		$8,793,125

Investment Company – 100.3%
789,216,500	SSgA U.S. Government Money Market Fund	$789,216,500
(Cost $789,216,500)

TOTAL INVESTMENTS – 101.4%
(Cost $798,007,970)		$798,009,625

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.4)%		(10,647,278)

NET ASSETS – 100.0%		$787,362,347

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Assets and Liabilities

November 30, 2013

Assets:
Investments, at value (cost $798,007,970)	$798,009,625

Liabilities:
Payables:
Investments purchased	176,470
Amounts owed to affiliates	8,722,922
Accrued expenses and other liabilities	1,747,886
Total liabilities	10,647,278

Net Assets:
Paid-in capital	787,563,900
Net investment loss	(203,208)
Net unrealized gain	1,655
NET ASSETS	$787,362,347
Common Shares Outstanding $0.001 par value (unlimited shares authorized):	41,320,236
Net asset value	$19.06

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Operations

For the Period Ended November 30, 2013(a)

Investment income:
Dividends	$—

Expenses:
Management fees	$107,922
Professional fees	33,000
Trustee fees	31,250
Printing and mailing costs	25,000
Custody, accounting and administrative services	2,433
Transfer Agent fees	685
Other	2,918
Total expenses(b)	203,208
NET INVESTMENT LOSS(b)	(203,208)

Realized and unrealized gain:
Net unrealized gain on investments(b)	1,655
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(201,553)

(a)	Commenced operations on November 26, 2013.
(b)	Any net tax benefit was fully offset by a 100% valuation allowance recorded as of November 30, 2013.

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement of Changes in Net Assets

For the Period Ended November 30, 2013(a)

From operations:
Net investment loss	$(203,208)
Net unrealized gain	1,655
Net decrease in net assets resulting from operations	(201,553)

From share transactions:
Proceeds from sales of common shares	789,116,500
Offering costs charged to paid-in capital	(1,652,600)
Net increase in net assets resulting from share transactions	787,463,900
TOTAL INCREASE	787,262,347

Net assets:
Beginning of period	100,000
End of period	$787,362,347
Net investment loss	$(203,208)

(a)	Commenced operations on November 26, 2013.

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout the Period

		From investment operations(a)
Year	Net asset value, beginning of period	Net investment loss(b)	Realized and unrealized gains	Offering Costs
FOR THE PERIOD ENDED NOVEMBER 30,
2013 - Common Shares(f)	$19.10	—	—	$(0.04)

(a)	Amount is less than $0.005 per share.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Total returns are calculated assuming purchase of a share at the market price or NAV on the first day and sale of a share at the market price or NAV on the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
(f)	Commenced operations on November 26, 2013.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

		Total Returns(c)

Net asset value, end of period	Market price, end of period	Based on Market Price	Based on Net Asset Value	Net assets, end of period (000s)	Ratio of expenses to average net assets(d)	Ratio of investment loss to average net assets(d)	Portfolio turnover(e)

$19.06	$20.00	4.71%	(0.21)%	$787,362	1.11%	(1.11)%	0%

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements

November 30, 2013

1. ORGANIZATION

The Goldman Sachs MLP Income Opportunities Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “’40 Act”) and the Securities Act of 1933, as amended (the “’33 Act”). The Fund was organized as a Delaware statutory trust on June 18, 2013. The Fund commenced operations on November 26, 2013. It is expected the Fund will invest primarily in Master Limited Partnerships (collectively, “MLPs”). The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the symbol “GMZ.” Prior to its commencement of operations, the Fund had no operating history other than the sale to Goldman Sachs Group, Inc. of an aggregate of 5,236 Common Shares (“shares”) for $100,000 related to the Fund’s organization.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co., serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

The Fund issued 41,315,000 shares of common stock in its initial public offering. These shares were issued at $20.00 per share.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using the average cost method for partnership investments and the First In First Out method for all other investments. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Distributions from MLPs are generally recorded based on the characterization reported on the Fund’s schedule K-1 received from the MLPs. The Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

C.  Expenses — Expenses incurred by the Fund, which may not specifically relate to the Fund, may be shared with other registered investment companies having management agreements with GSAM or its affiliates, as appropriate. These expenses are allocated to the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses and are accrued daily.

D.  Offering and Organization Costs — Offering costs of $0.04 per share were offset against paid-in-capital in excess of par on the date of commencement of operations. Organization costs paid in connection with the organization of the Fund and offering expenses (other than sales load) that exceed $0.04 per share were borne by GSAM.

E.  Distributions to Shareholders — The Fund anticipates making distributions to its shareholders each fiscal quarter at a rate that is approximately equal to the distributions the Fund receives from the MLPs and other securities in which it invests, less any operating expenses incurred by the Fund. The Fund estimates that only a portion of the distributions paid to shareholders will be treated as dividend income. The remaining portion of the Fund’s distribution, which may be significant, is expected to be a return of capital. These estimates are based on the Fund’s operating results during the period, and their final federal income tax characterization may differ.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/Tax differences based on the appropriate tax character.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code, but will rather be taxed as a corporation. As a result, the Fund is obligated to pay federal, state and local income tax on its taxable income.

The Fund invests primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund must report its allocable share of the MLPs’ taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes, and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. The Fund will accrue a deferred income tax liability balance, at the currently effective statutory United States (“U.S.”) federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s NAV and results of operations in the period it is recorded. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate operating income/loss and gains/losses and current taxes and deferred tax liabilities and/or asset balances for purposes of daily reporting of net asset values and financial statement reporting.

It is the Fund’s policy to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states, and such returns are subject to examination by the tax jurisdictions. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on its net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

November 30, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments classified in the fair value hierarchy as of November 30, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks	$8,793,125	$—	$—
Investment Company	789,216,500	—	—
Total	$798,009,625	$—	$—

For further information regarding security characteristics, see the Schedule of Investments.

4. TAXATION

Currently, the highest marginal federal income tax rate for a corporation is 35%. The Fund may also be subject to a 20% alternative minimum tax to the extent that its alternative minimum tax exceeds its regular federal income tax. As of November 30, 2013, state taxes are estimated at a combined rate of 2.18%, net of federal tax benefit.

The Fund’s income tax provision consists of deferred tax expense/(benefit) for Federal and State taxes of $(70,544) and $(4,394), respectively.

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Application of statutory income tax rate	$(70,544)
State income taxes, net of federal benefit	(4,394)
Change in estimated state tax rate, net of Federal tax benefit (expense)	—
Valuation Allowance	74,938
Total deferred income tax expense/(benefit)	$—

As of November 30, 2013, components of the fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward (tax basis)	$75,553
Capital loss carryforward (tax basis)	—
Valuation Allowance	(74,938)
Total Deferred Tax Assets	615
Deferred tax liabilities:
Net unrealized gains on investment securities (tax basis)	$615

The Fund reviews the recoverability of its deferred tax assets based upon the weight of the available evidence. When assessing, the Fund’s management considers available carrybacks, reversing temporary taxable differences, and tax planning, if any. As a result of its analysis of the recoverability of its deferred tax assets, the Fund recorded a valuation allowance of $74,938 as of November 30, 2013.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

November 30, 2013

4. TAXATION (continued)

As of November 30, 2013, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes was as follows:

Tax Cost	$798,007,970
Gross unrealized gain	1,655
Gross unrealized loss	—
Net unrealized gain	$1,655

The Fund’s initial tax year is November 26, 2013 to November 30, 2013. Since it has not yet filed any tax returns, its initial tax year is open for examination by U.S. and state tax authorities. Management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or expenses will significantly change in the next 12 months.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 1.00% of the Fund’s average daily managed assets for the period ended November 30, 2013. Managed assets are defined as total assets of the fund minus the sum of all accrued liabilities, other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage, if any.

B.  Other Transactions with Affiliates — For the period ended November 30, 2013, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the Fund. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers, or common trustees. For the period ended November 30, 2013, the purchase and sale transactions for the Fund with an affiliated fund in compliance with Rule 17a-7 under the ‘40 Act were $8,615,000 and $0, respectively.

As of November 30, 2013, the amounts owed to affiliates were $107,922 for management fees and $8,615,000 for transactions with an affiliated fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases of long-term securities for the period ended November 30, 2013, were $8,791,470. There were no sales of long-term securities for such period.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value.

Market Risk and Credit Risk — An investment in the Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund will utilize leverage, which magnifies the

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

7. OTHER RISKS (continued)

market risk. Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Market Discount Risk — Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their shares in a relatively short period of time following completion of the Fund’s initial offering. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of their shares will depend entirely upon whether the market price of the shares at the time of sale is above or below the investor’s adjusted tax cost basis for the shares. Because the market price of the shares will be determined by factors such as (i) NAV, (ii) dividend and distribution levels and their stability (which will in turn be affected by levels of dividend and interest payments by the Fund’s portfolio holdings, the timing and success of the Fund’s investment strategies, regulations affecting the timing and character of Fund distributions, Fund expenses and other factors), (iii) supply of and demand for the shares, (iv) trading volume of the shares, (v) general market, interest rate and economic conditions and (vi) other factors that may be beyond the control of the Fund. The Fund cannot predict whether the shares will trade at, below or above NAV or at, below or above the initial public offering price.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Private Investment Risk — The Fund may invest in private investment in public equities (“PIPE”). PIPE investors may purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. In addition, the Fund may have to commit to purchase a specified number of shares at a fixed price, with the closing conditioned upon, among other things, the SEC’s preparedness to declare effective a resale registration statement covering the resale, from time to time, of the shares sold in the private financing. Because the sale of the securities is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, PIPE securities may be deemed illiquid.

Portfolio Concentration Risk — The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets.

Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Strategy Risk — The Fund’s strategy of investing primarily in MLPs, resulting in its being taxed as a corporation, or a “C” corporation, rather than as a regulated investment company for U.S. federal income tax purposes, is a relatively new investment strategy for funds. This strategy involves complicated accounting, tax and valuation issues. Volatility in the NAV may be experienced because of the use of estimates at various times during a given year that may result in unexpected and potentially significant consequences for the Fund and its shareholders.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Notes to Financial Statements (continued)

November 30, 2013

7. OTHER RISKS (continued)

Tax Risks — Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk.  Unlike traditional mutual funds that are structured as regulated investment companies for U.S. federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. This means the Fund generally will be subject to U.S. federal income tax on its taxable income at the rates applicable to corporations (currently a maximum rate of 35%), and will also be subject to state and local income taxes.

MLP Tax Risk.  MLPs are generally treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

To the extent a distribution received by the Fund from an MLP is treated as a return of capital, the Fund’s adjusted tax basis in the interests of the MLP will be reduced, which may increase the Fund’s tax liability upon the sale of the interests in the MLP or upon subsequent distributions in respect of such interests.

Tax Estimation/NAV Risk.  In calculating the Fund’s daily net asset value (“NAV”), the Fund will, among other things, include its current taxes and deferred tax liability and/or asset balances and related valuation balances, if any. The Fund may accrue a deferred income tax liability balance, at the currently effective statutory U.S. federal income tax rate (currently 35%) plus an estimated state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on interests of MLPs considered to be return of capital and for any net operating gains. Any deferred tax liability balance will reduce the Fund’s NAV which could have an effect on the market price of the shares. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses. Any deferred tax asset balance will increase the Fund’s NAV to the extent it exceeds any valuation allowance which could have an effect on the market price of the shares. The Fund will rely to some extent on information provided by MLPs, which may not be provided to the Fund on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV to the extent it exceeds any valuation allowance. The daily estimate of the Fund’s current taxes and deferred tax liability and/or asset balances used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

Leverage Risk — The use of leverage creates an opportunity for increased net investment income dividends, but also creates risks for the investors. There is no assurance that the Fund’s intended leveraging strategy will be successful. Leverage involves risks and special considerations, including the likelihood of greater volatility of NAV, market price and dividend rate than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Fund must pay will reduce the Fund’s return; the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV than if the Fund were not leveraged, which may result in a greater decline in the market price; the investment advisory fees payable to the Investment Adviser will be higher than if the Fund did not use financial leverage; and that leverage may increase operating costs, which may reduce total return.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the ‘40 Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally,

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

8. INDEMNIFICATIONS (continued)

in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

By December 18, 2013, the Fund had substantially invested the proceeds from the Fund’s initial public offering.

On December 19, 2013, the Fund entered into a $395 million committed line of credit facility with a major U.S. financial institution. On December 20, 2013, the Fund borrowed $200 million under this facility through March 24, 2014.

On December 30, 2013, the Fund declared a dividend of $0.315 per common share, payable on February 25, 2014 to shareholders of record on February 18, 2014.

On January 9, 2014, representatives of the underwriters exercised an option to purchase 2,809,924 additional shares of the Fund at $19.10 per share.

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. Other than the items previously discussed, GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

10. SUMMARY OF SHARES TRANSACTIONS

The Fund issued 41,315,000 common shares at the commencement of operations on November 26, 2013 resulting in net proceeds of $789,116,500.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs MLP Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs MLP Income Opportunities Fund (the “Fund”), at November 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2013, by correspondence with the custodian, transfer agent of the investment company, and the application of alternative auditing procedures where securities purchased had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 27, 2014

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs MLP Income Opportunities Fund (the “Fund”) is a newly-organized closed-end management investment company that commenced investment operations on November 26, 2013. At a meeting held on October 17, 2013 (the “Meeting”) in connection with the Fund’s organization, the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement (the “Management Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the Management Agreement with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”).

At the Meeting (and at a prior meeting at which the Fund was discussed) the Trustees reviewed the Management Agreement, including information regarding the terms of the Management Agreement; the nature, extent and quality of the Investment Adviser’s anticipated services; the fees and expenses to be paid by the Fund; a comparison of the Fund’s proposed management fees and anticipated expenses with those paid by other similar closed-end funds; and potential benefits to be derived by the Investment Adviser and its affiliates from their relationships with the Fund.

In evaluating the Management Agreement at the Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Fund (the Trustees also oversee other funds in the Goldman Sachs fund complex). In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval of registered fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

Nature, Extent and Quality of the Services Provided Under the Management Agreement and Investment Performance

As part of their review, the Trustees considered the nature, extent and quality of the services to be provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that would be provided to the Fund by the Investment Adviser and its affiliates. The Trustees also considered information about the Fund’s structure, investment objective, strategies and other characteristics. The Trustees noted the experience and capabilities of the portfolio management team. The Trustees concluded that the Investment Adviser would be able to commit substantial financial and other resources to the Fund.

In this regard, the Trustees noted that, although the Fund was new (and therefore had no performance data to evaluate), the Investment Adviser had experience managing other accounts with similar investment objectives and policies, and had recently launched an open-end mutual fund that invested primarily in master limited partnerships (“MLPs”). The Trustees considered the investment performance of that fund and that of a composite of the Investment Adviser’s separately managed accounts that invest primarily in MLPs. The Trustees concluded that the Investment Adviser’s management of the Fund likely would benefit the Fund and its shareholders.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services to be Provided and Profitability

The Trustees considered the contractual terms of the Management Agreement and the fee rate payable by the Fund thereunder. In this regard, the Trustees considered information on the services to be rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a closed-end fund.

In particular, the Trustees reviewed information on the proposed management fee and the Fund’s projected total operating expense ratios (as a percentage of both managed and net assets), and those were compared to similar information for comparable closed-end funds advised by other, unaffiliated investment management firms, as well as the peer group and category medians. The comparisons of the Fund’s management fee rate and managed and net operating expense ratios were prepared by a third-party provider of investment company data. In addition, the Trustees considered comparisons of the Fund’s management fee rate to the rates charged by the Investment Adviser to the open-end fund and other accounts it manages with investment objectives and policies similar to those of the Fund. The Trustees believed that this information was useful in evaluating the reasonableness of the management fees and total expenses expected to be paid by the Fund.

In addition, the Trustees recognized that there was not yet profitability data to evaluate for the Fund, but considered the Investment Adviser’s representation that such data would be provided after the Fund commenced operations.

The Trustees noted the competitive nature of the fund marketplace, and that many of the Fund’s shareholders would be investing in the Fund in part because of the Fund’s relationship with the Investment Adviser. They also noted that shareholders would be able to sell their Fund shares in the secondary market if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

The Trustees also took into account that the Fund intends to use leverage, which would increase total assets and thus the amount of fees received by the Investment Adviser under the Management Agreement (because the fees are calculated based on total managed assets). In this regard, the Trustees took into account that the Investment Adviser has a financial incentive for the Fund to make continuous use of leverage, which may create a conflict of interest between the Investment Adviser, on the one hand, and the Fund’s shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Adviser and the presentations by portfolio managers and determined that the Fund’s use of leverage would be appropriate and in the best interests of the Fund’s shareholders.

Economies of Scale

The Trustees noted that the Fund will not have management fee breakpoints. They considered the Fund’s projected asset levels and information comparing the contractual management fee rate charged by the Investment Adviser with fee rates charged to other closed-end funds in the peer group. The Trustees recognized that if the assets of the Fund increase over time, the Fund and its shareholders could realize economies of scale as certain Fund expenses, such as certain fixed fees, become a smaller percentage of overall assets. They further recognized that, because the Fund is a closed-end fund with no current plans to increase its assets (other than through borrowing for investment purposes and sales of additional shares pursuant to the Fund’s dividend reinvestment plan and the overallotment option granted to the underwriters of the Fund’s initial public offering), any other significant growth in its assets would generally occur through appreciation in the value of the Fund’s investment portfolio.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits expected to be derived by the Investment Adviser and its affiliates from their relationship with the Fund, including: (a) brokerage commissions earned by Goldman, Sachs & Co. (“Goldman Sachs”) for executing securities transactions on behalf of the Fund; (b) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as a member of the underwriting syndicate; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; and (h) the possibility that the working relationship between the Investment Adviser and the Fund’s third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs.

Conclusion

In connection with their consideration of the Management Agreement for the Fund at the Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Investment Adviser, the Investment Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees unanimously concluded that the Investment Adviser’s management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved with respect to the Fund.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

ADDITIONAL INFORMATION (Unaudited)

A.  Dividend Reinvestment Plan — Under the Dividend Reinvestment Plan for the Fund, dividends and/or distributions to a holder of shares will automatically be reinvested in additional shares of the Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the Dividend Reinvestment Plan. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s shares will be reinvested by Computershare Trust Company, N.A. (the “Plan Agent”), as agent for shareholders in administering the Dividend Reinvestment Plan, in additional shares, as set forth below. Participation in the Dividend Reinvestment Plan is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or notice if received and processed by the Plan Agent prior to the dividend record rate; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee. The Plan Agent will open an account for each holder of shares under the Dividend Reinvestment Plan in the same name in which such holder of shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Dividend Reinvestment Plan will receive cash and Participants will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the Participants’ accounts, depending upon the circumstances described below, either through (i) receipt of additional unissued but authorized shares from the Fund (“Newly Issued shares”) or (ii) by purchase of outstanding shares on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the net asset value (“NAV”) per share is equal to or less than the closing market price plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay) (such condition often referred to as a “premium”), the Plan Agent will invest the Dividend amount in Newly Issued shares on behalf of the Participants. The number of Newly Issued shares to be credited to each Participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per share on the payment date. If, on the payment date for any Dividend, the NAV per share is greater than the closing market price per share plus per share fees (such condition referred to as a “market discount”), the Plan Agent will invest the Dividend amount in shares acquired on behalf of the Participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent (or Plan Agent’s broker) will have until the last business day before the next date on which the shares trade on an “exdividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in shares acquired in Open-Market Purchases. Open-market purchases may be made on any securities exchange where shares are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is contemplated that the Fund will pay quarterly Dividends. If, before the Plan Agent has completed its Open-Market Purchases, the market price per share exceeds the NAV per share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the shares, resulting in the acquisition of fewer shares than if the Dividend had been paid in Newly Issued shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Dividend Reinvestment Plan provides that if the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued shares at the NAV per share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

More information about the Fund’s dividend reinvestment plan can be found in the Fund’s prospectus.

B.  Fund Certification — The Fund is listed for trading on the NYSE. The Fund will file its annual chief executive officer certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s first annual shareholder meeting.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Class I; Since 2013	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	109	None
John P. Coblentz, Jr. Age: 72	Trustee	Class III; Since 2013	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex	109	None
Richard P. Strubel Age: 74	Trustee	Class II; Since 2013	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	109	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company)

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Interested Trustees

Name and Age[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee
James A. McNamara* Age: 51	President and Trustee	Class II; Since 2013	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	109	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman Sachs and/or owns securities issued by The Goldman Sachs Group, Inc. He also holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees in which he or she serves:
Class I Trustees serve an initial term until the first annual shareholder meeting subsequent to their election called for the purpose of electing Trustees and until a successor is duly elected and qualifies.
Class II Trustees serve an initial term until the second annual shareholder meeting called for the purpose of electing Trustees and until a successor is duly elected and qualifies.
Class III Trustees serve an initial term until the third annual shareholder meeting called for the purpose of electing Trustees and until a successor is duly elected and qualifies.
[3]	The Goldman Sachs Fund Complex includes the Fund, Goldman Sachs Trust, Goldman Sachs Credit Strategies Fund, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. As of November 30, 2013, Goldman Sachs Trust consisted of 93 portfolios (83 of which offered shares to the public), Goldman Sachs Variable Insurance Trust consisted of 12 portfolios, and Goldman Sachs Credit Strategies Fund, Goldman Sachs Trust II and Goldman Sachs BDC, Inc. each consisted of one portfolio.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Fund

Name, Address and Age	Position(s) Held With the Fund	Term and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara Age: 51 200 West Street New York, NY 10282	Trustee and President	Since 2013

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President, Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President, Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President, Goldman Sachs Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus Age: 36 200 West Street New York, NY 10282	Secretary	Since 2013

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh Age: 42 200 West Street New York, NY 10282	Principal Financial Officer and Treasurer	Since 2013

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005), and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — the Fund; Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified or until his or her earlier death, inability to serve, removal or designation. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Fund. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

PRIVACY NOTICE

(Applicable only to individual, joint, and individual retirement account (IRA) investors)

The Goldman Sachs financial services companies endeavor to maintain the highest standards of confidentiality and to respect the privacy of our client relationships. In that regard, we are providing this Privacy Notice to our clients in accordance with Title V of the Gramm-Leach-Bliley Act of 1999 and its implementing regulations. This notice supplements any privacy policies or statements that we may provide in connection with specific products or services.

The Information We Collect About You.    The non-public personal information we collect about you (your “Information”) comes primarily from the account applications or other forms you submit to us. We may also collect Information about your transactions and experiences with us, our affiliates, or others relating to the products or services we provide. Also, depending on the products or services you require, we may obtain additional Information from consumer reporting agencies.

Our Disclosure Policies.    We do not disclose your Information to anyone, except as permitted by law. This may include sharing your Information with non-affiliated companies that perform support services for your account or process your transactions with us or our affiliates. It may also include sharing your Information with our affiliates to bring you the full range of services and products available from the Goldman Sachs family of financial services companies, including our U.S. and international brokerage, asset management, advisory, and trust services companies. Additionally, it may include disclosing your Information pursuant to your express consent, to fulfill your instructions, or to comply with applicable laws and regulations.

Our Information Security Policies.    We limit access to your Information to those of our employees and service providers who are involved in offering or administering the products or services that we offer. We maintain physical, electronic, and procedural safeguards that are designed to comply with federal standards to safeguard your Information.

If our relationship ends, we will continue to treat your Information as described in this Privacy Notice.

This notice is being provided on behalf of the following affiliates of The Goldman Sachs Group, Inc.:

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management International

GS Investment Strategies, LLC

Goldman Sachs Hedge Fund Strategies, LLC

The family of funds managed by the affiliates listed above.

FUND PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $767.4 billion in assets under management as of September 30, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

GOLDMAN SACHS CLOSED-END FUNDS

MLP Income Opportunities Fund

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

Goldman Sachs Asset Management, L.P. Investment Adviser	Dechert LLP Legal Counsel

Computershare Trust Company, N.A and Computershare Inc. Transfer Agent, Registrar and Dividend Reinvestment Plan Agent	State Street Bank and Trust Company Custodian / Accounting Agent PricewaterhouseCoopers LLP Independent Registered Public Accounting Firm

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities is available (I) on GSAMFUNDS.com; and (II) on the Securities and Exchange Commission (“SEC’’) web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330.

Holdings and allocations shown are as of November 30, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its common stock in the open market.

This report is transmitted to Fund shareholders only. It is not a prospectus. Prospective investors should consider the Fund’s investment objective, risks, fees and expenses carefully before investing.

© 2013 Goldman Sachs. All rights reserved. 119034.MF.MED.TMPL/1/2014 MLPINCAR14/19k

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the Registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The Registrant commenced operations on November 26, 2013. The accountant fees below reflect the aggregate fees billed by the Registrant during the fiscal year ended November 30, 2013. [NOTE TO GSAM: PLEASE REVIEW AND REVISE AS APPROPRIATE FOR GMZ]

	2013	Description of Services Rendered
Audit Fees:
• PricewaterhouseCoopers LLP (“PwC”)	$48,000	Financial Statement audits.
Audit-Related Fees:
• PwC	$0	Other attest services.
Tax Fees:
• PwC	$37,500	Tax compliance services provided in connection with the preparation and review of Registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Registrant’s service affiliates * that were pre-approved by the Audit Committee of the Registrant pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X during the fiscal year ended November 30, 2013. [NOTE TO GSAM: PLEASE REVIEW AND REVISE AS APPROPRIATE FOR GMZ]

	2013	Description of Services Rendered
Audit-Related Fees:
• PwC	$1,070,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Registrant’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to Goldman Sachs MLP Income Opportunities Fund. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Board of Trustees of Goldman Sachs MLP Income Opportunities Fund (the “Fund”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for the Fund may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to the Fund’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to the Fund, the Audit Committee will pre-approve those non-audit services provided to the Fund’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to the Fund) where the engagement relates directly to the operations or financial reporting of the Fund.

Item 4(e)(2) — 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the Registrant’s service affiliates listed in Table 2 were approved by the Registrant’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) — Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The Registrant commenced operations on November 26, 2013. The aggregate non-audit fees billed to the Registrant by PwC for the twelve months ended November 30, 2013 were $37,500. The aggregate non-audit fees billed to Registrant’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 and December 31, 2011 were approximately $10 million and $11.6 million respectively. With regard to the aggregate non-audit fees billed to the Registrant’s adviser and service affiliates, the 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to the Registrant’s operations or financial reporting.

Item 4(h) — The Registrant’s Audit Committee has considered whether the provision of non-audit services to the Registrant’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the Audit Committee are Ashok N. Bakhru, John P. Coblentz, Jr. and Richard P. Strubel, each a Trustee of the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of portfolio securities to Goldman Sachs Asset Management L.P. (the “Investment Adviser”). For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.

The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with the Investment Adviser’s guiding principles. The Guidelines embody the positions and factors the Investment Adviser generally considers important in casting proxy votes.

The Investment Adviser has retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Adviser’s policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override the vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations. The Investment Adviser may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Adviser currently receives from the Proxy Service.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person: (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser conducts periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.

The Investment Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account and to help ensure that such decisions are made in accordance with the Investment Adviser’s fiduciary obligations to its clients. These policies and procedures include the Investment Adviser’s use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates, provided that the Investment Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Registrant’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, 2014 will be available on or through the Registrant’s website at www.gsamfunds.com and on the SEC’s website at www.sec.gov.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Item 8(a)(1)

Name	Title	Length of Time Served	Principal Occupation(s) During Past 5 Years
Kyri Loupis	Lead Portfolio Manager	Since 2013	Mr. Loupis joined the Investment Adviser in 2009 and is a portfolio manager and head of the Energy & Infrastructure team. Prior to joining the Investment Adviser he spent over eight years at Lehman Brothers covering the energy sector, from 2000-2006 in the Investment Banking Division, and from 2006-2009 in the Private Equity group, where he co-founded an energy investment fund with a focus in MLPs.

Ganesh V. Jois, CFA	Portfolio Manager	Since 2013	Mr. Jois joined the Investment Adviser in 2009 and is a research analyst and portfolio manager for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he was at Citigroup Investment Research covering MLPs, where he helped initiate coverage on several MLPs and had coverage responsibility for nearly 20 MLPs. Between 2003 and 2005, he worked in the Financial Advisory Services practice of Deloitte & Touche

Matthew Cooper	Research Analyst	Since 2013

Mr. Cooper joined the Investment Adviser in 2013 and is a research analyst for the Energy & Infrastructure Team. Prior to joining the Investment Adviser, he worked in the Commodities Origination and Structuring group at Merrill Lynch beginning in 2011. Between 2007 and 2009 he worked as a research analyst in the Private Equity Group at Lehman Brothers covering the energy sector. Prior to that he worked as an Investment Banker in the Energy and Power Group at Merrill Lynch & Co.

Item 8(a)(2)

The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of November 30, 2013, unless otherwise noted.

Number of Other Accounts Managed and Total Assets by Account Type							Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Kyri Loupis	3	$1,082,216,295	1	$143,916,667	3242	$6,417,560,945	0	0	0	0	0	0
Ganesh V. Jois, CFA	3	$1,082,216,295	1	$143,916,667	3242	$6,417,560,945	0	0	0	0	0	0
Matthew Cooper	3	$1,082,216,295	1	$143,916,667	3242	$6,417,560,945	0	0	0	0	0	0

Item 8(a)(3) —

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of the Investment Adviser and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

For compensation purposes, the benchmark for the Registrant is the Alerian MLP Index Total Return.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the Registrant. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation — In addition to base salary and discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Item 8(b)(4)

The following table shows the portfolio managers’ ownership of securities in the Fund as of November 30, 2013:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Kyri Loupis	$100,001 - $500,000
Ganesh V. Jois, CFA	$50,001 - $100,000
Matthew Cooper	$10,001 - $50,000

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by or on behalf of the Registrant of shares or other units of any registered class of the Registrant’s equity securities.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs MLP Income Opportunities Fund

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 6, 2014

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs MLP Income Opportunities Fund

Date:	February 6, 2014